UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011

MAIDEN HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

131 Front Street, Hamilton HM12, Bermuda
(Address of principal executive offices and zip code)

(441) 292-7090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01                      Other Events.

On June 17, 2011, Maiden Holdings, Ltd. (the “Registrant”) and its wholly-owned subsidiary, Maiden Holdings North America, Ltd. (the “Issuer”), entered into an Underwriting Agreement by and among the Issuer, the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Issuer of up to $115,000,000 aggregate principal amount of its 8.25% Notes due 2041 (the “Notes”), including $15,000,000 aggregate principal amount of Notes subject to issue and sale upon exercise of the underwriters’ over-allotment option.  The obligations of the Issuer under the Notes will be fully and unconditionally guaranteed by the Registrant (the “Guarantee,” and together with the Notes, the “Securities”). On June 23, 2011, the Underwriters exercised their option to purchase $7,500,000 aggregate principal amount of Notes pursuant to the over-allotment option granted to them in the Underwriting Agreement. The Securities will be issued pursuant to an Indenture, dated as of June 24, 2011, by and among the Issuer, the Registrant and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 24, 2011, by and among the Issuer, the Registrant and the Trustee.  The Securities have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File Nos. 333-172107 and 333-172107-01) previously filed by the Registrant and the Issuer with the Securities and Exchange Commission under the Act.

On June 17, 2011, the Issuer issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

On June 24, 2011, the Issuer issued a press release announcing the closing of the Notes offering.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated June 17, 2011, by and among Maiden Holdings North America, Ltd., Maiden Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein

4.1	Form of Indenture for Debt Securities by and among Maiden Holdings North America, Ltd., Maiden Holdings, Ltd., as guarantor, and Wilmington Trust Company, as trustee*

4.2	First Supplemental Indenture, dated as of June 24, 2011, by and among Maiden Holdings North America, Ltd., Maiden Holdings, Ltd., as guarantor, and Wilmington Trust Company, as trustee

4.3	Form of 8.25% Notes due 2041 (incorporated by reference to Exhibit A to Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

99.1	Press Release, dated June 17, 2011, announcing pricing of $100 million offering of Maiden Holdings North America, Ltd.’s 8.25% Notes due 2041.

99.2	Press Release, dated June 24, 2011, announcing closing of $107.5 million offering of Maiden Holdings North America, Ltd.’s 8.25% Notes due 2041.

 * Incorporated by reference to the same-numbered exhibit of the Registration Statement of Maiden Holdings North America, Ltd. and Maiden Holdings, Ltd. on Form S-3 (File Nos. 333-172107 and 333-172107-01), filed with the SEC on February 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAIDEN HOLDINGS, LTD.

Date: June 24, 2011	By:	/s/ Lawrence F. Metz
Lawrence F. Metz Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated June 17, 2011, by and among Maiden Holdings North America, Ltd., Maiden Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein

4.1	Form of Indenture for Debt Securities by and among Maiden Holdings North America, Ltd., Maiden Holdings, Ltd., as guarantor, and Wilmington Trust Company, as trustee*

4.2	First Supplemental Indenture, dated as of June 24, 2011, by and among Maiden Holdings North America, Ltd., Maiden Holdings, Ltd., as guarantor, and Wilmington Trust Company, as trustee

4.3	Form of 8.25% Notes due 2041 (incorporated by reference to Exhibit A to Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

99.1	Press Release, dated June 17, 2011, announcing pricing of $100 million offering of Maiden Holdings North America, Ltd.’s 8.25% Notes due 2041.

99.2	Press Release, dated June 24, 2011, announcing closing of $107.5 million offering of Maiden Holdings North America, Ltd.’s 8.25% Notes due 2041.

 * Incorporated by reference to the same-numbered exhibit of the Registration Statement of Maiden Holdings North America, Ltd. and Maiden Holdings, Ltd. on Form S-3 (File Nos. 333-172107 and 333-172107-01), filed with the SEC on February 7, 2011.